UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 9, 2023
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 9, 2023, effective as of the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”), Dana Walden retired from the board of directors (the "Board") of the Company.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(b) On June 9, 2023, at the Annual Meeting of the Company:

1. Maverick Carter, Ping Fu, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Rich Paul, Michael Rapino, and Latriece Watkins were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2024 or until their successors are elected and qualified;

2. a non-binding advisory resolution to approve the Company’s executive compensation was not approved;

3. a non-binding advisory resolution was passed in favor of holding stockholder advisory votes on the Company’s executive compensation every year; and

4. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2023 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	194,780,877	4,333,587	29,649	6,362,544
Ping Fu	194,960,886	4,148,104	35,123	6,362,544
Jeff Hinson	186,816,901	12,294,493	32,719	6,362,544
Chad Hollingsworth	174,345,577	24,763,937	34,599	6,362,544
Jimmy Iovine	187,649,986	11,464,818	29,309	6,362,544
Jim Kahan	192,655,300	6,455,220	33,593	6,362,544
Greg Maffei	128,117,104	70,923,360	103,649	6,362,544
Randall Mays	157,350,750	41,760,754	32,609	6,362,544
Rich Paul	198,501,547	610,481	32,085	6,362,544
Michael Rapino	197,685,858	1,426,059	32,196	6,362,544
Latriece Watkins	198,113,592	999,122	31,399	6,362,544

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
92,314,797	106,777,716	51,600	6,362,544

Proposal No. 3 – Advisory Vote on the Frequency of Stockholder Advisory Votes on the Company’s Executive Compensation
3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
87,856,474	30,586	111,184,561	72,491	6,362,544

Proposal No. 4 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2023
For	Against	Abstained
204,800,630	678,144	27,883

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 15, 2023